Exhibit 1

JOINT FILING AGREEMENT

The undersigned parties hereby agree that this Statement on Schedule 13G filed herewith, and any amendments thereto filed hereafter by any of the undersigned parties, relating to the Ordinary Shares, par value NIS 0.90 per share, of TAT Technologies Ltd., is being (and will be, in the case of amendments hereto) filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, on behalf of each such person.

Date: September 12, 2024

Y.D More Investments Ltd.

/s/ Yosef Levy
By: Yosef Levy*
Title: Co-CEO

/s/ Meir Gridish
By: Meir Gridish*
Title: Chairman of the Board

More Provident Funds and Pension Ltd.

/s/ Yosef Levy
By: Yosef Levy*
Title: Director

/s/ Meir Gridish
By: Meir Gridish*
Title: Chairman of the Board

More Mutual Funds Management (2013) Ltd.

s/ Eli Levy
By: Eli Levy*
Title: Director

/s/ Meir Gridish
By: Meir Gridish*
Title: Chairman of the Board

More Investment House Portfolio Management Ltd.

s/ Eli Levy
By: Eli Levy*
Title: Director

/s/ Meir Gridish
By: Meir Gridish*
Title: Chairman of the Board

* Signature duly authorized by resolution of the Board of Directors and filed herewith.

B.Y.M. Mor Investments Ltd. /s/ Meir Gridish By: Meir Gridish Title: Director and CEO /s/ Eli Levy Eli Levy /s/ Yosef Levy Yosef Levy _**_____________________ Name: Benjamin Meirov

** The undersigned, by signing his name hereto, executes this Schedule 13G pursuant to the Limited Power of Attorney executed on behalf of Mr. Benjamin Meirov and filed herewith.

/s/ Meir Gridish Name: Meir Gridish Attorney-in-Fact _***____________________ Name: Yosef Meirov

*** The undersigned, by signing his name hereto, executes this Schedule 13G pursuant to the Limited Power of Attorney executed on behalf of Mr. Yosef Meirov and filed herewith.

/s/ Meir Gridish Name: Meir Gridish Attorney-in-Fact _****___________________ Name: Michael Meirov

**** The undersigned, by signing his name hereto, executes this Schedule 13G pursuant to the Limited Power of Attorney executed on behalf of Mr. Michael Meirov and filed herewith.

/s/ Meir Gridish Name: Meir Gridish Attorney-in-Fact _*****__________________ Name: Dotan Meirov

***** The undersigned, by signing his name hereto, executes this Schedule 13G pursuant to the Limited Power of Attorney executed on behalf of Mr. Dotan Meirov and filed herewith.

/s/ Meir Gridish Name: Meir Gridish Attorney-in-Fact